                                                                 EXHIBIT 23.3


                   INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CenturyTel, Inc.:

     We consent to the use of our report dated February 26, 1999, on CenturyTel's Alaska Properties as of and for the year ended December 31, 1998 incorporated by reference into the Registration Statement on Form S-8 of Alaska Communications Systems Group, Inc.


                                                 KPMG LLP

Shreveport, Louisiana
December 2, 1999